Exhibit 99.1

FOR IMMEDIATE RELEASE:

Contact:    Michael Gluk (investors)

Chief Financial Officer

ArthroCare Corporation

512-391-3906

Joele Frank (media)

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449 x 107

jfrank@joelefrank.com

ARTHROCARE ANNOUNCES INFORMAL INQUIRY BY SEC

Austin, Texas- ArthroCare Corp. (NASDAQ:ARTC) announced today that it has been informed by the SEC’s Fort Worth District Office that the Staff of the SEC’s Division of Enforcement is conducting an informal inquiry into accounting matters related to ArthroCare Corporation arising out of the Company’s recently announced restatement of financial results. The Company stated that it will cooperate fully with the SEC.

About ArthroCare

Founded in 1993, ArthroCare Corp. (www.arthrocare.com) is a highly innovative, multi-business medical device company that develops, manufactures and markets minimally invasive surgical products. With these products, ArthroCare targets a multi-billion dollar market opportunity across several medical specialties, significantly improving existing surgical procedures and enabling new, minimally invasive procedures. Many of ArthroCare’s products are based on its patented Coblation technology, which uses low-temperature radio frequency energy to gently and precisely dissolve rather than burn soft tissue — minimizing damage to healthy tissue. Used in more than four million surgeries worldwide, Coblation-based devices have been developed and marketed for sports medicine; spine/neurologic; ear, nose and throat (ENT); cosmetic; urologic and gynecologic procedures. ArthroCare also has added a number of novel technologies to its portfolio, including Opus Medical sports medicine, Parallax spine and Applied Therapeutics ENT products, to complement Coblation within key indications.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “anticipates,” “estimates,” “projects,” “believes,” “intends,” “expects,” and similar words and phrases. These statements are based on beliefs and assumptions by the Company’s management, and on information currently available to management. These statements involve risks and uncertainties. Such risks and uncertainties include, but are not limited to: the results of the informal inquiry being conducted by the Staff of the SEC’s Division of Enforcement; the timing and nature of the final resolution of the accounting issues discussed in this press release; material changes in the Company’s guidance for 2008 or in actual results of operations reported for the second quarter of 2008; any delay in the filing of required periodic reports with the SEC; the timing and results of the review of the effectiveness of internal control over financial reporting (and related internal controls) being conducted with Audit Committee oversight; whether the review is expanded beyond internal controls; changes in the number and/or identities of the entities named in this release or changes in the ranges of estimates and adjustments in this press release due to the audit of the Company’s annual financial statements, the SAS 100 review of quarterly financial statements or as a result of the Company’s responses to comments from the SEC Staff or otherwise; whether a restatement of financial statements will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management; additional uncertainties related to accounting issues; the results of the Company’s exploration of financial and strategic alternatives; adverse effects on the Company’s business as a result of the restatement process or the review of the effectiveness of internal control over financial reporting or the reactions to such event by customers, suppliers or payors, such as insurance companies, or increased regulatory, media or financial reporting issues and practices, rumors or otherwise; any adverse developments in existing legal proceedings or the initiation of new legal proceedings or further regulatory proceedings; and volatility of the Company’s stock price. Actual outcomes and results may differ materially from what is expressed, estimated or implied in any guidance, preliminary revenue estimate or any other forward-looking statement. These and other risks and uncertainties are detailed from time to time in the Company’s SEC filings, including ArthroCare’s Form 10-K for the year ended December 31, 2007. The Company undertakes no obligation to update or correct any forward-looking statement made herein due to the occurrence of events after the issuance of this press release, except as required under applicable federal securities law.